UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2016

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.15

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 11, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Corporate Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2015. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Corporate Income Shares to AB Corporate Income Shares.

Investment Objective and Policies

The Fund’s investment objective is to earn high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may invest in convertible debt securities; invest up to

10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays US Credit Bond Index, for the six- and 12-month periods ended October 31, 2015.

The Fund underperformed its benchmark for the six-month period, yet outperformed for the 12-month period. For both periods, sector positioning contributed to performance, specifically an underweight to governments—sovereign bonds and agencies, and an overweight to banking and insurance industries, relative to the benchmark. An allocation to Treasuries also contributed to returns; security selection within investment-grade corporates detracted for both periods, mainly within energy and technology issuers. Yield-curve positioning along the five- and 10-year parts of the curve contributed to performance.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes during both periods, which had an immaterial impact on performance, in absolute terms.

AB CORPORATE INCOME SHARES •	1

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central

Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income market, specifically within the energy and commodities sectors.

2	• AB CORPORATE INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays US Credit Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB CORPORATE INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• AB CORPORATE INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Corporate Income Shares	-1.47%	1.33%

Barclays US Credit Bond Index	-1.33%	0.90%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
NAV Returns

1 Year	1.33%
5 Years	4.82%
Since Inception*	6.15%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns

1 Year	1.88%
5 Years	4.75%
Since Inception*	6.15%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB CORPORATE INCOME SHARES •	5

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$985.30	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

6	• AB CORPORATE INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $61.4

*	All data are as of October 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB CORPORATE INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 89.7%
Industrial – 49.3%
Basic – 6.0%
Agrium, Inc. 3.375%, 3/15/25	$45	$42,045
Alpek SAB de CV 4.50%, 11/20/22(a)	200	200,000
Barrick Gold Corp. 4.10%, 5/01/23	153	142,113
Barrick North America Finance LLC 4.40%, 5/30/21	205	203,685
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	201,598
CF Industries, Inc. 7.125%, 5/01/20	130	151,483
Dow Chemical Co. (The) 4.25%, 11/15/20	186	199,868
Eastman Chemical Co. 3.80%, 3/15/25	160	159,139
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20	284	257,375
Freeport-McMoRan, Inc. 3.55%, 3/01/22	195	155,317
5.45%, 3/15/43	75	53,531
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	122,265
Glencore Funding LLC 2.125%, 4/16/18(a)	79	68,927
4.00%, 4/16/25(a)	75	58,125
International Paper Co. 3.80%, 1/15/26	98	97,791
4.75%, 2/15/22	145	155,668
5.15%, 5/15/46	26	25,496
LyondellBasell Industries NV 5.00%, 4/15/19	230	247,454
6.00%, 11/15/21	200	227,202
Monsanto Co. 3.375%, 7/15/24	145	141,759
Mosaic Co. (The) 5.625%, 11/15/43	65	68,153
Newmont Mining Corp. 4.875%, 3/15/42	90	71,707
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25	262	257,765
Vale Overseas Ltd. 4.375%, 1/11/22	250	228,000

8	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Weyerhaeuser Co. 4.625%, 9/15/23	$120	$127,408

		3,663,874

Capital Goods – 1.7%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)	76	76,872
Caterpillar Financial Services Corp. Series G 1.70%, 6/16/18	200	200,984
Embraer SA 5.15%, 6/15/22	200	200,500
Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	130	127,023
Owens Corning 7.00%, 12/01/36(b)	110	125,059
9.00%, 6/15/19	210	247,011
Yamana Gold, Inc. 4.95%, 7/15/24	52	47,711

		1,025,160

Communications - Media – 5.3%
21st Century Fox America, Inc. 7.43%, 10/01/26	55	67,162
8.875%, 4/26/23	125	164,225
CBS Corp. 3.50%, 1/15/25	140	136,427
4.90%, 8/15/44	80	74,357
5.75%, 4/15/20	184	206,212
CCO Safari II LLC 4.908%, 7/23/25(a)	150	152,472
6.484%, 10/23/45(a)	120	124,439
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	152,913
Comcast Corp. 5.15%, 3/01/20	165	185,696
5.70%, 5/15/18	100	110,503
Discovery Communications LLC 4.875%, 4/01/43	84	74,274
Grupo Televisa SAB 6.625%, 1/15/40	80	87,525
McGraw Hill Financial, Inc. 4.00%, 6/15/25(a)	140	139,072
4.40%, 2/15/26(a)	111	113,611
Moody’s Corp. 2.75%, 7/15/19	79	80,487
Scripps Networks Interactive, Inc. 2.75%, 11/15/19	68	66,926
TCI Communications, Inc. 7.875%, 2/15/26	250	342,382

AB CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Cable, Inc. 4.50%, 9/15/42	$65	$52,648
5.875%, 11/15/40	30	28,531
6.55%, 5/01/37	39	39,080
Time Warner, Inc. 3.60%, 7/15/25	250	247,783
4.00%, 1/15/22	140	146,571
4.70%, 1/15/21	60	65,305
6.25%, 3/29/41	85	97,001
Viacom, Inc. 3.875%, 12/15/21-4/01/24	250	243,574
5.25%, 4/01/44	50	43,453

		3,242,629

Communications - Telecommunications – 7.9%
America Movil SAB de CV 5.00%, 3/30/20	120	132,075
American Tower Corp. 3.40%, 2/15/19	40	41,343
4.00%, 6/01/25	95	93,753
4.50%, 1/15/18	40	41,993
5.05%, 9/01/20	120	130,446
7.25%, 5/15/19	150	172,116
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	145,320
AT&T, Inc. 3.00%, 2/15/22-6/30/22	615	605,831
3.875%, 8/15/21	230	239,728
BellSouth Corp. 6.55%, 6/15/34	145	157,108
British Telecommunications PLC 9.625%, 12/15/30	175	263,858
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22	90	92,152
4.45%, 4/01/24	200	206,231
4.60%, 2/15/21	200	214,629
5.00%, 3/01/21	110	120,251
Rogers Communications, Inc. 4.10%, 10/01/23	190	197,064
Telefonica Emisiones SAU 3.192%, 4/27/18	175	179,489
5.462%, 2/16/21	145	161,817
Verizon Communications, Inc. 2.625%, 2/21/20	215	217,136
3.50%, 11/01/21	585	603,013
3.85%, 11/01/42	245	205,218
4.272%, 1/15/36	185	169,567
6.55%, 9/15/43	154	184,342

10	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verizon New York, Inc. Series B 7.375%, 4/01/32	$170	$198,407
Vodafone Group PLC 4.375%, 2/19/43	70	61,165

		4,834,052

Consumer Cyclical - Automotive – 2.7%
Ford Motor Co. 6.50%, 8/01/18	225	250,923
Ford Motor Credit Co. LLC 2.24%, 6/15/18	250	249,178
5.875%, 8/02/21	575	655,430
General Motors Co. 4.875%, 10/02/23	170	178,348
General Motors Financial Co., Inc. 3.50%, 7/10/19	230	232,462
4.00%, 1/15/25	46	45,102
4.30%, 7/13/25	50	50,884

		1,662,327

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 1.875%, 12/15/17	180	180,985

Consumer Cyclical - Other – 0.4%
Marriott International, Inc./MD 3.00%, 3/01/19	151	154,164
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	115,162

		269,326

Consumer Cyclical - Retailers – 1.8%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	119,529
Dollar General Corp. 4.15%, 11/01/25	114	113,252
Gap, Inc. (The) 5.95%, 4/12/21	100	106,328
Home Depot, Inc. (The) 5.40%, 9/15/40	130	153,838
5.875%, 12/16/36	30	37,119
Kohl’s Corp. 4.25%, 7/17/25	102	101,220
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	250	254,441
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	193	192,878

		1,078,605

AB CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 8.8%
AbbVie, Inc. 2.90%, 11/06/22	$100	$96,772
3.60%, 5/14/25	59	57,999
Actavis Funding SCS 3.00%, 3/12/20	90	90,305
3.80%, 3/15/25	212	210,079
Actavis, Inc. 1.875%, 10/01/17	130	129,760
Altria Group, Inc. 4.75%, 5/05/21	370	407,386
Amgen, Inc. 3.45%, 10/01/20	175	182,711
4.40%, 5/01/45	90	83,351
Baxalta, Inc. 5.25%, 6/23/45(a)	100	101,847
Becton Dickinson and Co. 2.675%, 12/15/19	42	42,477
3.25%, 11/12/20	79	80,191
3.734%, 12/15/24	36	36,834
Biogen, Inc. 3.625%, 9/15/22	92	93,539
Celgene Corp. 3.625%, 5/15/24	110	109,811
3.875%, 8/15/25	100	100,263
ConAgra Foods, Inc. 3.20%, 1/25/23	40	38,138
5.819%, 6/15/17	200	212,875
Express Scripts Holding Co. 4.75%, 11/15/21	85	92,026
Forest Laboratories LLC 4.375%, 2/01/19(a)	105	110,467
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	100	104,231
Imperial Tobacco Finance PLC 2.95%, 7/21/20(a)	200	200,957
JM Smucker Co. (The) 2.50%, 3/15/20	42	41,974
3.00%, 3/15/22	65	65,041
Kraft Foods Group, Inc. 3.50%, 6/06/22	200	203,960
Kraft Heinz Foods Co. 3.50%, 7/15/22(a)	58	59,110
5.20%, 7/15/45(a)	60	63,610
Kroger Co. (The) 3.85%, 8/01/23	180	186,867
Laboratory Corp. of America Holdings 3.20%, 2/01/22	42	41,468
3.60%, 2/01/25	41	39,906

12	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

McKesson Corp. 7.50%, 2/15/19	$105	$121,781
Medtronic, Inc. 2.50%, 3/15/20	150	152,385
3.15%, 3/15/22	130	132,974
Mylan, Inc. 2.60%, 6/24/18	140	140,052
PepsiCo, Inc. 1.25%, 4/30/18	230	229,906
Perrigo Co. PLC 4.00%, 11/15/23	200	196,341
Procter & Gamble Co. (The) 5.80%, 8/15/34	55	68,067
Reynolds American, Inc. 3.25%, 11/01/22	61	60,692
3.75%, 5/20/23(a)	45	45,393
4.00%, 6/12/22	71	74,425
4.45%, 6/12/25	210	219,133
4.85%, 9/15/23	40	43,288
Tyson Foods, Inc. 2.65%, 8/15/19	24	24,188
3.95%, 8/15/24	75	76,569
4.50%, 6/15/22	110	116,975
Whirlpool Corp. 3.70%, 3/01/23	120	120,692
Wyeth LLC 6.00%, 2/15/36	100	118,401
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	90	89,737
3.55%, 4/01/25	70	68,880

		5,383,834

Energy – 9.3%
Anadarko Petroleum Corp. 6.20%, 3/15/40	35	37,684
6.375%, 9/15/17	265	285,345
Apache Corp. 4.25%, 1/15/44	105	92,031
Boardwalk Pipelines LP 4.95%, 12/15/24	65	59,473
Canadian Natural Resources Ltd. 3.90%, 2/01/25	245	232,524
Cenovus Energy, Inc. 5.70%, 10/15/19	300	325,047
Columbia Pipeline Group, Inc. 4.50%, 6/01/25(a)	120	115,479
ConocoPhillips Holding Co. 6.95%, 4/15/29	166	209,754
Devon Energy Corp. 5.00%, 6/15/45	100	92,774

AB CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	$90	$63,389
Enbridge Energy Partners LP 4.20%, 9/15/21	100	97,108
Encana Corp. 3.90%, 11/15/21	125	116,247
5.15%, 11/15/41	85	66,788
Energy Transfer Partners LP 4.05%, 3/15/25	65	57,193
4.65%, 6/01/21	277	274,875
EnLink Midstream Partners LP 5.05%, 4/01/45	95	76,613
Ensco PLC 5.20%, 3/15/25	120	100,221
Enterprise Products Operating LLC 3.70%, 2/15/26	90	85,544
3.75%, 2/15/25	265	255,208
4.90%, 5/15/46	45	41,245
5.25%, 1/31/20	140	153,202
Hess Corp. 3.50%, 7/15/24	36	33,549
5.60%, 2/15/41	95	93,013
7.875%, 10/01/29	59	70,439
Husky Energy, Inc. 3.95%, 4/15/22	50	48,907
4.00%, 4/15/24	59	55,906
Kinder Morgan Energy Partners LP 4.15%, 2/01/24	170	152,167
7.40%, 3/15/31	145	146,576
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)	33	33,396
5.05%, 2/15/46	100	79,261
Marathon Oil Corp. 6.80%, 3/15/32	35	36,663
Marathon Petroleum Corp. 5.125%, 3/01/21	120	130,914
Noble Energy, Inc. 3.90%, 11/15/24	100	95,188
4.15%, 12/15/21	65	65,742
5.625%, 5/01/21	153	155,140
ONEOK Partners LP 3.375%, 10/01/22	190	168,037
4.90%, 3/15/25	30	27,658
Phillips 66 4.30%, 4/01/22	54	57,306
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	156	145,696
4.65%, 10/15/25	90	89,818
Spectra Energy Capital LLC 8.00%, 10/01/19	23	26,437

14	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Spectra Energy Partners LP 2.95%, 9/25/18	$77	$77,663
3.50%, 3/15/25	70	65,367
4.50%, 3/15/45	50	41,875
4.60%, 6/15/21	75	78,361
Suncor Energy, Inc. 6.50%, 6/15/38	100	120,459
Sunoco Logistics Partners Operations LP 4.25%, 4/01/24	164	147,964
Valero Energy Corp. 6.125%, 2/01/20	70	79,218
6.625%, 6/15/37	67	74,113
Western Gas Partners LP 3.95%, 6/01/25	100	91,322
Williams Partners LP 3.60%, 3/15/22	200	180,437
3.90%, 1/15/25	69	58,646
4.125%, 11/15/20	145	144,728

		5,709,710

Technology – 4.1%
Apple, Inc. 2.85%, 5/06/21	175	180,209
3.45%, 2/09/45	70	60,384
Cisco Systems, Inc. 3.50%, 6/15/25	150	155,701
Fidelity National Information Services, Inc. 3.875%, 6/05/24	245	234,632
Hewlett Packard Enterprise Co. 4.40%, 10/15/22(a)	215	216,786
Hewlett-Packard Co. 3.75%, 12/01/20	14	14,257
4.30%, 6/01/21	80	82,245
4.375%, 9/15/21	25	25,591
4.65%, 12/09/21	89	92,485
Intel Corp. 3.70%, 7/29/25	120	124,616
KLA-Tencor Corp. 4.65%, 11/01/24	134	134,932
Lam Research Corp. 2.75%, 3/15/20	115	112,911
Motorola Solutions, Inc. 3.75%, 5/15/22	220	202,508
Oracle Corp. 3.875%, 7/15/20	250	269,170
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25	255	233,484
4.875%, 6/01/27(a)	80	69,539
Texas Instruments, Inc. 1.75%, 5/01/20	115	114,066

AB CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total System Services, Inc. 2.375%, 6/01/18	$105	$104,934
Xerox Corp. 2.80%, 5/15/20	95	90,182

		2,518,632

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	84,146
CSX Corp. 4.40%, 3/01/43	180	173,557

		257,703

Transportation - Services – 0.6%
FedEx Corp. 8.00%, 1/15/19	40	47,375
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.75%, 5/11/17(a)	120	123,339
Ryder System, Inc. 2.50%, 3/01/18	185	186,313
5.85%, 11/01/16	28	29,250

		386,277

		30,213,114

Financial Institutions – 37.0%
Banking – 21.8%
Abbey National Treasury Services PLC/London 2.375%, 3/16/20	115	115,141
ABN AMRO Bank NV 4.75%, 7/28/25(a)	200	201,677
Series E 6.25%, 9/13/22(a)	255	269,662
Bank of America Corp. 3.30%, 1/11/23	140	139,595
3.875%, 8/01/25	125	127,176
4.00%, 1/22/25	465	458,446
4.10%, 7/24/23	200	209,019
4.20%, 8/26/24	60	60,329
5.00%, 5/13/21	235	258,275
Barclays PLC 3.65%, 3/16/25	200	193,425
BB&T Corp. 5.25%, 11/01/19	275	302,479
BPCE SA 5.15%, 7/21/24(a)	200	206,397
Capital One Bank USA, NA 3.375%, 2/15/23	275	269,095
Citigroup, Inc. 3.50%, 5/15/23	170	166,996
3.875%, 3/26/25	90	87,534

16	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.875%, 1/30/42	$110	$128,605
6.625%, 1/15/28	210	256,119
Compass Bank 2.75%, 9/29/19	250	248,819
3.875%, 4/10/25	250	232,807
5.50%, 4/01/20	110	117,303
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.375%, 8/04/25	250	255,064
Credit Suisse AG/New York NY 5.30%, 8/13/19	110	122,407
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)	250	249,035
Discover Bank/Greenwood DE 3.10%, 6/04/20	250	252,205
Fifth Third Bancorp 3.50%, 3/15/22	31	31,573
5.45%, 1/15/17	105	109,443
Goldman Sachs Group, Inc. (The) 2.375%, 1/22/18	130	132,026
3.75%, 5/22/25	95	95,690
3.85%, 7/08/24	350	357,039
Series D 6.00%, 6/15/20	480	549,863
Series G 7.50%, 2/15/19	75	87,411
HSBC Holdings PLC 4.875%, 1/14/22	350	385,063
HSBC USA, Inc. 2.75%, 8/07/20	300	301,825
Huntington National Bank (The) 2.00%, 6/30/18	300	300,100
JPMorgan Chase & Co. 3.125%, 1/23/25	440	427,457
3.875%, 9/10/24	110	109,883
3.90%, 7/15/25	120	122,878
Morgan Stanley 2.65%, 1/27/20	177	178,185
2.80%, 6/16/20	200	201,680
5.625%, 9/23/19	604	672,970
Series G
4.00%, 7/23/25	103	105,920
4.35%, 9/08/26	50	50,722
5.50%, 7/24/20	395	443,728
6.625%, 4/01/18	100	111,086
People’s United Bank NA 4.00%, 7/15/24	250	247,907
People’s United Financial, Inc. 3.65%, 12/06/22	83	82,110

AB CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PNC Bank NA 4.875%, 9/21/17	$400	$420,850
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)	100	101,860
Regions Financial Corp. 2.00%, 5/15/18	300	299,772
Santander Holdings USA, Inc. 2.65%, 4/17/20	200	197,787
3.45%, 8/27/18	130	133,591
Standard Chartered PLC Series E 4.00%, 7/12/22(a)	245	248,484
State Street Corp. 4.956%, 3/15/18	240	255,138
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	161,876
Synchrony Financial 2.70%, 2/03/20	110	108,470
3.75%, 8/15/21	200	201,703
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)	200	200,702
Wells Fargo & Co. 1.25%, 7/20/16	270	271,172
3.30%, 9/09/24	200	199,766
Series G 4.30%, 7/22/27	150	154,791
Series N 2.15%, 1/30/20	375	373,941
Zions BanCorporation 4.50%, 6/13/23	13	13,415

		13,375,487

Brokerage – 0.2%
TD Ameritrade Holding Corp. 2.95%, 4/01/22	115	114,544

Finance – 1.2%
GE Capital Trust I 6.375%, 11/15/67	170	181,815
General Electric Capital Corp. 5.875%, 1/14/38	140	172,787
HSBC Finance Capital Trust IX 5.911%, 11/30/35	370	370,370

		724,972

Insurance – 8.7%
Allstate Corp. (The) 3.15%, 6/15/23	200	200,648
6.125%, 5/15/37	78	78,341

18	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

American International Group, Inc. 3.75%, 7/10/25	$225	$228,597
6.40%, 12/15/20	285	336,522
8.175%, 5/15/58	65	85,800
Anthem, Inc. 7.00%, 2/15/19	255	290,000
Aon PLC 4.60%, 6/14/44	70	67,378
4.75%, 5/15/45	100	97,850
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)	200	207,123
Assurant, Inc. 2.50%, 3/15/18	105	105,943
Cigna Corp. 4.00%, 2/15/22	175	182,132
7.875%, 5/15/27	65	86,428
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	42	55,160
Hartford Financial Services Group, Inc. (The) 5.375%, 3/15/17	190	199,923
5.50%, 3/30/20	100	111,753
6.10%, 10/01/41	45	53,926
Humana, Inc. 7.20%, 6/15/18	180	203,429
Lincoln National Corp. 3.35%, 3/09/25	265	258,589
4.85%, 6/24/21	200	217,981
8.75%, 7/01/19	82	100,235
Markel Corp. 7.125%, 9/30/19	59	68,642
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	186,000
MetLife, Inc. Series C 5.25%, 6/15/20(c)	91	91,853
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	136,055
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	110,707
Principal Financial Group, Inc. 1.85%, 11/15/17	170	170,863
Progressive Corp. (The) 6.70%, 6/15/37	112	112,560
Prudential Financial, Inc. 4.50%, 11/15/20	239	258,967
5.375%, 5/15/45	200	201,000
5.625%, 6/15/43	93	97,325
Series B 5.75%, 7/15/33	135	154,764

AB CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	$140	$140,431
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	112,500
UnitedHealth Group, Inc. 3.875%, 10/15/20	170	182,250
XLIT Ltd. 5.50%, 3/31/45	70	67,146
6.25%, 5/15/27	75	88,597

		5,347,418

REITS – 5.1%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	99,531
Brixmor Operating Partnership LP 3.875%, 8/15/22	120	120,238
DDR Corp. 9.625%, 3/15/16	105	108,145
EPR Properties 5.25%, 7/15/23	175	176,244
Essex Portfolio LP 3.25%, 5/01/23	56	54,541
3.375%, 1/15/23	125	122,220
HCP, Inc. 6.70%, 1/30/18	160	176,068
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	140	136,884
Hospitality Properties Trust 5.00%, 8/15/22	210	216,853
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	91	87,952
Kimco Realty Corp. 6.875%, 10/01/19	70	81,217
Mid-America Apartments LP 3.75%, 6/15/24	115	112,541
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	105,673
Realty Income Corp. 5.75%, 1/15/21	210	235,489
Trust F/1401 5.25%, 12/15/24(a)	230	238,050
Ventas Realty LP 4.125%, 1/15/26	120	120,063
Ventas Realty LP / Ventas Capital Corp. 2.00%, 2/15/18	216	216,682
Vornado Realty LP 5.00%, 1/15/22	215	230,519
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	149,205

20	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Welltower, Inc. 2.25%, 3/15/18	$107	$107,342
4.00%, 6/01/25	85	84,167
5.25%, 1/15/22	140	152,323

		3,131,947

		22,694,368

Utility – 3.4%
Electric – 3.1%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	180,075
CMS Energy Corp. 6.25%, 2/01/20	165	188,854
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	109,470
Series 07-A 6.30%, 8/15/37	30	37,302
Dominion Resources, Inc./VA 4.70%, 12/01/44	135	133,434
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24	33	33,678
Entergy Corp. 4.00%, 7/15/22	153	157,242
Exelon Corp. 5.10%, 6/15/45	250	257,310
Exelon Generation Co. LLC 4.00%, 10/01/20	185	192,860
4.25%, 6/15/22	150	152,849
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)	196	204,364
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	50,856
PacifiCorp 6.00%, 1/15/39	70	86,794
Potomac Electric Power Co. 6.50%, 11/15/37	65	85,069
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)	15	15,046

		1,885,203

Natural Gas – 0.3%
AGL Capital Corp. 5.25%, 8/15/19	105	114,353
NiSource Finance Corp. 6.80%, 1/15/19	100	113,699

		228,052

		2,113,255

Total Corporates – Investment Grade (cost $54,912,980)		55,020,737

AB CORPORATE INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 6.0%
United States – 6.0%
U.S. Treasury Bonds 3.00%, 5/15/45	$1,170	$1,183,818
3.125%, 11/15/41-2/15/42	740	774,678
3.625%, 8/15/43	215	245,643
U.S. Treasury Notes 1.375%, 5/31/20	345	343,239
2.125%, 5/15/25	1,125	1,122,627

Total Governments – Treasuries (cost $3,567,289)		3,670,005

CORPORATES – NON-INVESTMENT GRADE – 1.0%
Industrial – 0.6%
Basic – 0.5%
Commercial Metals Co. 7.35%, 8/15/18	80	85,900
Teck Resources Ltd. 4.50%, 1/15/21	250	170,000
5.20%, 3/01/42	80	42,800

		298,700

Energy – 0.1%
Transocean, Inc. 6.875%, 12/15/21(d)	45	35,606

		334,306

Financial Institutions – 0.2%
Banking – 0.1%
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	105,245

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	44,505

		149,750

Utility – 0.2%
Electric – 0.2%
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)	115	117,580

Total Corporates – Non-Investment Grade (cost $696,203)		601,636

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Mexico – 0.8%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23	372	352,216

22	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

4.875%, 1/24/22	$95	$96,881
5.50%, 6/27/44(a)	15	12,783
6.625%, 6/15/35	70	68,863

Total Quasi-Sovereigns (cost $554,565)		530,743

	Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.6%
Banking – 0.3%
US Bancorp 6.00%	6,550	175,540

Insurance – 0.3%
Allstate Corp. (The) 5.10%	6,950	178,823

Total Preferred Stocks (cost $360,042)		354,363

	Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.1%
Petrobras Global Finance BV 5.375%, 1/27/21	$50	40,688

Colombia – 0.1%
Ecopetrol SA 5.875%, 9/18/23	77	77,770

Total Governments – Sovereign Agencies (cost $129,803)		118,458

SHORT-TERM INVESTMENTS – 0.9%
Certificates of Deposit – 0.9%
State Street Time Deposit 0.01%, 11/02/15 (cost $586,472)	586	586,472

Total Investments – 99.2% (cost $60,807,354)		60,882,414
Other assets less liabilities – 0.8%		467,934

Net Assets – 100.0%		$61,350,348

AB CORPORATE INCOME SHARES •	23

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$930	5/06/20	1.656%	3 Month LIBOR	$(16,700)
Citigroup Global Markets, Inc./(CME Group)	320	5/02/34	3 Month LIBOR	3.363%	51,798
Citigroup Global Markets, Inc./(CME Group)	60	11/04/44	3 Month LIBOR	3.049%	7,510
Citigroup Global Markets, Inc./(CME Group)	60	5/05/45	3 Month LIBOR	2.562%	1,041
Morgan Stanley & Co., LLC/(CME Group)	770	11/29/23	2.793%	3 Month LIBOR	(60,753)
Morgan Stanley & Co., LLC/(CME Group)	345	1/28/24	2.861%	3 Month LIBOR	(27,728)

					$(44,832)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00%	0.97%	$34	$20	$(334)	$354

*	Termination date

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$600	6/10/43	3 Month LIBOR	3.191%	$90,405
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	36,681

					$127,086

24	• AB CORPORATE INCOME SHARES

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $5,433,321 or 8.9% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

Glossary:

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

AB CORPORATE INCOME SHARES •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015 (unaudited)

Assets
Investments in securities, at value (cost $60,807,354)	$60,882,414
Cash	6,197
Cash collateral due from broker	46,815
Interest receivable	716,735
Receivable for investment securities sold	248,529
Unrealized appreciation on interest rate swaps	127,086
Receivable for shares of beneficial interest sold	53,297
Unrealized appreciation on credit default swaps	354

Total assets	62,081,427

Liabilities
Payable for investment securities purchased	483,525
Dividends payable	194,911
Payable for shares of beneficial interest redeemed	51,884
Payable for variation margin on exchange-traded derivatives	425
Upfront premium received on credit default swaps	334

Total liabilities	731,079

Net Assets	$61,350,348

Composition of Net Assets
Shares of beneficial interest, at par	$56
Additional paid-in capital	61,842,535
Undistributed net investment income	62,417
Accumulated net realized loss on investment transactions	(712,328)
Net unrealized appreciation on investments	157,668

$61,350,348

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 5,580,471 common shares outstanding)	$10.99

See notes to financial statements.

26	• AB CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2015 (unaudited)

Investment Income
Interest	$1,059,680
Dividends	9,343

Total investment income		$1,069,023

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		34,283
Swaps		8,428
Net change in unrealized appreciation/depreciation of:
Investments		(1,616,178)
Swaps		(27,664)

Net loss on investment transactions		(1,601,131)

Net Decrease in Net Assets from Operations		$(532,108)

See notes to financial statements.

AB CORPORATE INCOME SHARES •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015

Increase (Decrease) in Net Assets from Operations
Net investment income	$1,069,023	$1,682,832
Net realized gain on investment transactions	42,711	407,457
Net change in unrealized appreciation/depreciation of investments	(1,643,842)	461,999

Net increase (decrease) in net assets from operations	(532,108)	2,552,288
Dividends to Shareholders from
Net investment income	(1,069,247)	(1,671,364)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	18,013,095	(1,931,634)

Total increase (decrease)	16,411,740	(1,050,710)
Net Assets
Beginning of period	44,938,608	45,989,318

End of period (including undistributed net investment income of $62,417 and $62,641, respectively)	$61,350,348	$44,938,608

See notes to financial statements.

28	• AB CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. Prior to January 20, 2015, the Trust was known as AllianceBernstein Corporate Shares. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares (the “Portfolio”), AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares. Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Corporate Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

AB CORPORATE INCOME SHARES •	29

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be

30	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB CORPORATE INCOME SHARES •	31

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$55,020,737		$	– 0	–	$55,020,737
Governments – Treasuries		– 0	–	3,670,005			– 0	–	3,670,005
Corporates – Non-Investment Grade		– 0	–	601,636			– 0	–	601,636
Quasi-Sovereigns		– 0	–	530,743			– 0	–	530,743
Preferred Stocks		354,363		– 0	–		– 0	–	354,363
Governments – Sovereign Agencies		– 0	–	118,458			– 0	–	118,458
Short-Term Investments		– 0	–	586,472			– 0	–	586,472

Total Investments in Securities		354,363		60,528,051			– 0	–	60,882,414
Other Financial Instruments*:
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	60,349			– 0	–	60,349	#
Credit Default Swaps		– 0	–	354			– 0	–	354
Interest Rate Swaps		– 0	–	127,086			– 0	–	127,086
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(105,181)			– 0	–	(105,181	)#

Total^		$354,363		$60,610,659		$	– 0	–	$60,965,022

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

32	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB CORPORATE INCOME SHARES •	33

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$23,838,062	$7,551,567
U.S. government securities	14,254,449	12,765,185

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,070,334
Gross unrealized depreciation	(995,274)

Net unrealized appreciation	$75,060

34	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB CORPORATE INCOME SHARES •	35

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

36	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

During the six months ended October 31, 2015, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/

AB CORPORATE INCOME SHARES •	37

Notes to Financial Statements

performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

38	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$60,349	*	Receivable/Payable for variation margin on exchange-traded derivatives	$105,181	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	127,086

Credit contracts	Unrealized appreciation on credit default swaps	354

Total		$187,789			$105,181

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$5,827	$(24,045)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,601	(3,619)

Total		$8,428	$(27,664)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended October 31, 2015:

Interest Rate Swaps:
Average notional amount	$950,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,375,714
Credit Default Swaps:
Average notional amount of sale contracts	$71,220

AB CORPORATE INCOME SHARES •	39

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$2,300	$	– 0	–	$	– 0	–	$	– 0	–		$2,300

Total	$2,300	$	– 0	–	$	– 0	–	$	– 0	–		$2,300

OTC Derivatives:
Credit Suisse International	$20	$	– 0	–	$	– 0	–	$	– 0	–		$20
Deutsche Bank AG	90,405		– 0	–		– 0	–		– 0	–		90,405
JPMorgan Chase Bank, NA	36,681		– 0	–		– 0	–		– 0	–		36,681

Total	$127,106	$	– 0	–	$	– 0	–	$	– 0	–		$127,106	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,725	$	– 0	–		$(2,725)		$	– 0	–	$	– 0	–

Total	$2,725	$	– 0	–		$(2,725)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

40	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015

Class A
Shares sold	2,141,777	425,490	$23,746,332	$4,856,525

Shares redeemed	(517,928)	(602,104)	(5,733,237)	(6,788,159)

Net increase (decrease)	1,623,849	(176,614)	$18,013,095	$(1,931,634)

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

AB CORPORATE INCOME SHARES •	41

Notes to Financial Statements

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,671,364	$1,755,639

Total distributions paid	$1,671,364	$1,755,639

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$207,343
Accumulated capital and other losses	(723,068	)(a)
Unrealized appreciation/(depreciation)	1,759,685	(b)

Total accumulated earnings/(deficit)	$1,243,960	(c)

(a)

On April 30, 2015, the Portfolio had a capital loss carryforward of $723,068. During the fiscal year, the Portfolio utilized $439,530 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

42	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2015, the Portfolio had a net short-term capital loss carryforward of $723,068 which will expire in 2018.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB CORPORATE INCOME SHARES •	43

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.36	$ 11.13	$ 11.42	$ 10.83	$ 10.59	$ 10.30

Income From Investment Operations
Net investment income(a)	.20	.43	.42	.43	.46	.54
Net realized and unrealized gain (loss) on investment transactions	(.37)	.22	(.29)	.59	.27	.29

Net increase (decrease) in net asset value from operations	(.17)	.65	.13	1.02	.73	.83

Less: Dividends
Dividends from net investment income	(.20)	(.42)	(.42)	(.43)	(.49)	(.54)

Net asset value, end of period	$ 10.99	$ 11.36	$ 11.13	$ 11.42	$ 10.83	$ 10.59

Total Return
Total investment return based on net asset value(b)	(1.47)%	5.94%*	1.31%*	9.53%*	7.02%	8.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,350	$44,939	$45,989	$42,799	$46,848	$29,520
Ratio to average net assets of:
Net investment income	3.63%^	3.76%	3.89%	3.79%	4.42%	5.20%
Portfolio turnover rate.	36%	42%	61%	89%	91%	33%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended April 30, 2015, April 30, 2014 and April 30, 2013 by 0.01%, 0.05% and 0.03%, respectively.

^	Annualized.

See notes to financial statements.

44	• AB CORPORATE INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

AB CORPORATE INCOME SHARES •	45

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Corporate Shares (the “Trust”) with respect to AB Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

46	• AB CORPORATE INCOME SHARES

investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	9/30/15 Net Assets ($MM)
Corporate Income Shares	$ 61.4

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Corporate Income Shares.

AB CORPORATE INCOME SHARES •	47

providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

48	• AB CORPORATE INCOME SHARES

investment advisers.6,  7, 8 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.9

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remain a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

8	Only zero fee no-load funds that participate in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment class ification/objective of the Funds’ peers. The Fund’s EG peers include two BBB-rated Corporate Debt (“BBB” funds, three Multi-Sector Income (“MSI”) funds, one Short-Intermediate Investment Grade Debt (“SII”) fund, four General Bond (“GB”) funds, two Core Bond (“IID”) funds, one General & Insured Municipal Debt (“GM”) fund, one Inflation-Protected Bond (“IUT”) fund, two Global Income (“GLI”) funds, and one Intermediate Municipal Debt (“IMD”) fund. The Fund is classified by Lipper as a BBB fund.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

AB CORPORATE INCOME SHARES •	49

Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2014, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

50	• AB CORPORATE INCOME SHARES

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Broadridge, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Broadridge Performance Universe (“PU”)13 for the period ended July 31, 2015:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	2.27	2.74	12/16
3 Year	3.40	2.88	4/13
5 Year	5.47	5.24	4/11

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

AB CORPORATE INCOME SHARES •	51

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	2.27	3.40	5.47	6.30	4.34	1.22	5
Barclays Capital U.S. Credit Index	1.61	2.33	4.67	5.47	4.10	1.11	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

14	The performance returns of the Portfolio were provided Broadridge.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• AB CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB CORPORATE INCOME SHARES •	53

AB Family of Funds

NOTES

54	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	55

NOTES

56	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	57

NOTES

58	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	59

NOTES

60	• AB CORPORATE INCOME SHARES

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0152-1015

OCT    10.31.15

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Municipal Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2015. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Municipal Income Shares to AB Municipal Income Shares.

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”),

which may include securities having the lowest rating, and in unrated securities that, in the judgment of the Adviser, would be lower-rated securities if rated. The Fund may invest in fixed income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2015.

The Fund outperformed its benchmark for both periods. The Fund is used generally to provide exposure to lower rated municipal bonds within separately managed account strategies. As such, the Fund is overweight lower-rated bonds relative to the

AB MUNICIPAL INCOME SHARES •	1

broad municipal market, as represented by the benchmark. For the six-month period, security selection in the industrials, health care and transportation sectors contributed relative to the benchmark. An overweight in the health care sector and security selection in the education sector detracted from performance. For the 12-month period, security selection in the industrials, health care and water sectors contributed to returns, as did an overweight in the health care, industrials and leasing sectors. Security selection in the local general obligation bond sector detracted from performance. Holdings in both investment-grade and non-investment grade securities contributed for both periods.

The Fund’s use of derivatives in the form of credit default swaps for investment purposes had no material impact on absolute performance over the six-month period and contributed to performance during the 12-month period. Interest rate and inflation (“CPI”) swaps used for hedging purposes had no material impact on performance during either period.

Market Review and Investment Strategy

During the reporting period Treasury yields generally fell as the slowdown in China clouded the picture for economic growth in the United States. Commodity prices fell, emerging market economies sputtered, stock prices were volatile and the US dollar strengthened. Over both periods, municipal bonds have generally had positive returns and even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explain the divergent returns in the markets.

Tax revenues for municipal issuers have been positive and the creditworthiness of municipal mid-grade and high-yield issuers continues to improve modestly in step with the domestic economy. The Municipal Bond Investment Team has structured the Fund to be modestly overweight medium grade credit quality bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been prerefunded or escrowed to maturity were 2.01% and 0.07%, respectively.

2	• AB MUNICIPAL INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• AB MUNICIPAL INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Income Shares	2.47%	5.49%

Barclays Municipal Bond Index	1.68%	2.87%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
NAV Returns

1 Year	5.49%
5 Years	7.57%
Since Inception*	7.44%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns

1 Year	5.60%
5 Years	7.41%
Since Inception*	7.34%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.01%), because the Adviser does not charge any fees or expenses and reimburses or pays for fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on page 3-4.

AB MUNICIPAL INCOME SHARES •	5

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,024.70	$0.05	0.01%
Hypothetical**	$1,000	$1,025.09	$0.05	0.01%
*	Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Advisor or its affiliates.

**	Assumes 5% annual return before expenses.

6	• AB MUNICIPAL INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $775.3

*	All data are as of October 31, 2015. The Fund’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.0%
Alabama – 2.5%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.00%, 1/01/24	$2,000	$2,013,020
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,071,280
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	428,444
Selma Industrial Development Board (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	221,948
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,285,510

		19,020,202

Alaska – 0.0%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	100	114,130

Arizona – 1.4%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	180	181,807
5.20%, 10/01/37	5,070	4,981,934
Downtown Phoenix Hotel Corp. FGIC Series 2005A 5.00%, 7/01/40 (Pre-refunded/ETM)	150	151,146
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44(a)	3,875	3,912,704
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	100	110,293

8	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	$100	$114,554
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	167,384
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,138,720

		10,758,542

California – 7.7%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	113,144
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,666,882
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27	1,000	1,162,220
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	11,845	13,458,014
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	106,763
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)	85	107,859
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,078,550
Series 2014 5.00%, 1/01/35	1,335	1,321,930
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,025	1,058,907
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	1,200	1,337,472
7.25%, 6/01/43	2,075	2,310,533

AB MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	$765	$822,421
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	7,465	7,874,903
California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	3,000	3,395,250
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	740	789,972
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	565,892
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	100	102,031
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,200	1,199,940
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	118,539
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	158,119
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	264,590
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	120,864

10	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	$100	$103,981
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	5,695	4,802,764
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	1,000	1,165,650
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	6,215	6,868,952
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	1,000	1,079,980
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,531,983
Series 2014B 5.25%, 1/15/44	1,000	1,053,600
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,610,351
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006A1-SNR 5.125%, 6/01/46	1,500	1,313,295
University of California CA Revenues 5.00%, 5/15/33(b)	1,000	1,145,510

		59,810,861

Colorado – 2.2%
Colorado Educational & Cultural Facilities Authority (Skyview Academy) Series 2014 5.125%, 7/01/34(a)	775	820,198
5.375%, 7/01/44(a)	1,360	1,406,009
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,450,115
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	3,068,100

AB MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	$1,150	$1,278,156
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45	1,000	1,033,180
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,118,290
Park Creek Metropolitan District Series 2005 5.50%, 12/01/37	200	202,212
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(a)	1,500	1,507,935
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	200	224,048

		17,108,243

Connecticut – 0.9%
State of Connecticut Series 2013E 5.00%, 8/15/31(b)	1,000	1,136,340
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,667,250

		6,803,590

Delaware – 0.5%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,541,795
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,352,182

		3,893,977

District of Columbia – 0.2%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	113,290

12	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	$1,420	$1,465,170

		1,578,460

Florida – 11.6%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	100	117,917
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,188,132
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46	435	531,787
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,076,240
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,106,110
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)	1,400	1,388,702
6.00%, 7/01/45-7/01/50(a)	4,015	3,990,416
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	3,200	3,024,448
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	6,725	7,962,131
Series 2015A 5.00%, 6/01/20	10,000	11,416,700
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,453,187
City of Lakeland FL (Lakeland Regional Medical Center Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,071,422

AB MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	$3,000	$3,477,360
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	2,000	2,337,260
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	11,123,000
Series 2015A 5.00%, 10/01/31	1,100	1,234,178
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35-6/01/45(a)	2,900	2,993,156
Marshall Creek Community Development District Series 2015A 5.00%, 5/01/32	1,685	1,690,038
Martin County Health Facilities Authority (Martin Memorial Medical Center) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,112,843
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,150	1,165,364
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,196,205
Series 2014 5.00%, 11/15/39	1,000	1,077,520
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,473,160
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	80	106,181
Series 2015A 5.00%, 10/01/40	2,000	2,155,420
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	2,971,585
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/37 (Pre-refunded/ETM)	100	110,523
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,592,380

14	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	$3,765	$4,212,621
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,835,844

		90,191,830

Georgia – 0.5%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,573,591
Series 2014A 5.00%, 1/01/33	1,820	2,053,524

		3,627,115

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	2,050	2,144,874
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	235,232

		2,380,106

Illinois – 11.9%
Chicago Board of Education Series 2015C 5.25%, 12/01/39	5,375	4,826,965
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,799,499
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,821,782
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,273,662
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(c)	1,050	980,459
Series 2015 6.00%, 12/01/30(d)	2,320	2,328,468

AB MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	$3,600	$3,932,136
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	3,000	3,150,660
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	449,091
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	427,676
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	2,010	2,078,380
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.00%, 5/15/20	430	245,311
8.125%, 5/15/40	975	587,252
8.25%, 5/15/45	2,350	1,415,029
Series 2010B 7.75%, 5/15/20	305	174,054
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,791,060
Series 2015 5.25%, 5/15/50	2,000	1,993,620
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,183,342
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,847,978
Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	3,125	3,567,560
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	13,300	13,704,054
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	11,760	12,758,649

16	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 5/01/31-5/01/35	$8,985	$9,368,824
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	1,275	1,276,148
5.00%, 3/01/36	2,965	2,969,181
Series 2015B 6.00%, 3/01/36	1,040	1,041,362

		91,992,202

Indiana – 1.6%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,098,140
5.50%, 8/15/40-8/15/45	3,020	3,264,442
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,069,110
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,240,014

		12,671,706

Iowa – 0.1%
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46	1,110	1,050,471

Kentucky – 3.5%
Kentucky Economic Development Finance Authority (Kenton Housing, Inc.) Series 2015 5.50%, 11/15/35	1,750	1,759,345
5.75%, 11/15/45	3,350	3,367,654
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	1,685	1,667,190
5.50%, 11/15/45	1,000	992,710
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40-1/01/45	10,335	11,115,034

AB MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc.) Series 2010A 6.00%, 6/01/30	$200	$226,324
6.375%, 6/01/40	1,525	1,743,807
6.50%, 3/01/45	1,000	1,146,710
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/42	4,745	5,249,014

		27,267,788

Louisiana – 1.4%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	2,130	2,376,462
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35	2,100	2,092,671
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	464,480
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	2,750	3,044,580
Series 2014A 7.50%, 7/01/23	1,250	1,290,875
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,666,292

		10,935,360

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,183,920

Maryland – 0.6%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014D 3.875%, 7/01/19	1,125	1,146,308

18	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/31	$3,245	$3,601,528

		4,747,836

Massachusetts – 0.7%
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,714,934
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	745	773,757
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013B 4.50%, 11/15/18(a)	2,053	2,055,074

		5,543,765

Michigan – 5.4%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	4,400	4,737,304
5.25%, 7/01/39	2,575	2,792,691
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,060	1,113,148
Detroit City School District Series 2012A 5.00%, 5/01/31	120	130,590
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C 5.00%, 7/01/17-7/01/18	2,000	2,136,660
Series 2014C-1 5.00%, 7/01/44	1,750	1,846,093
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/34	2,100	2,297,106
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(a)	2,300	2,320,654
Series 2015E 5.75%, 8/22/16(a)	3,500	3,499,020

AB MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	$2,000	$2,187,960
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,653,382
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32-11/15/46	300	312,101
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	2,410	2,287,644
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,081,500
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	5,775	5,124,273

		41,520,126

Minnesota – 0.9%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,129,570
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.25%, 11/15/35	4,105	4,412,136
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,030	1,206,243

		6,747,949

Missouri – 0.5%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	106,838
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,674,905

		3,781,743

20	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	$2,975	$3,245,113

Nevada – 0.0%
City of Reno NV Series 2007A 5.25%, 6/01/41 (Pre-refunded/ETM)	130	139,461

New Hampshire – 0.4%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,037,285

New Jersey – 7.8%
New Jersey Economic Development Authority (Lions Gate Project) Series 2014 5.25%, 1/01/44	3,600	3,678,804
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/21	3,500	3,783,885
Series 2015X 5.00%, 6/15/21	15,920	17,245,181
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	767,832
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,099,460
Series 2000B 5.625%, 11/15/30	2,075	2,328,399
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	107,459
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	1,000	1,006,910

AB MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27-1/01/32	$3,500	$3,998,915
Series 2015E 5.00%, 1/01/33-1/01/45(e)	15,400	17,277,218
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	8,910	7,166,848

		60,460,911

New Mexico – 0.1%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,075,179

New York – 7.7%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,126,640
Build NYC Resource Corp. (South Bronx Charter School for International Cultures & The Arts) Series 2013A 5.00%, 4/15/43	1,900	1,844,729
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	264,527
Metropolitan Transportation Authority Series 2013B 5.00%, 11/15/27	5,125	5,999,069
Series 2013E 5.00%, 11/15/32	4,425	5,052,376
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	190	220,706
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	75	74,962
6.70%, 1/01/49	454	445,174
Series 2014B 5.50%, 7/01/20	908	909,297
Series 2014C 2.00%, 1/01/49(f)	514	61,653
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	300	319,896

22	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.75%, 8/01/31	$100	$105,170
Series 2015B 2.00%, 8/01/28(d)	3,500	3,506,895
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	106,781
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,564,918
New York NY GO Series 2013A-1 5.00%, 10/01/28(b)	500	584,375
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35	2,250	2,581,267
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.148%, 10/01/36(g)	3,200	2,900,752
XLCA Series 2004A 0.171%, 1/01/39(g)	4,100	3,667,967
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,252,060
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	1,125	1,117,519
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/35	4,435	4,809,460
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,329,975
Series 2013178 5.00%, 12/01/33	5,000	5,605,650
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(b)	1,950	2,300,882

AB MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(h)	$360	$276,764
Series 2014B 7.00%, 9/15/44(a)	410	426,544
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	20	20,282
6.00%, 9/15/27-9/15/37	2,225	2,223,655
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,059,648

		59,759,593

North Carolina – 0.5%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30	2,250	2,380,815
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37	1,735	1,736,110

		4,116,925

Ohio – 2.9%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	8,485	7,258,154
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.25%, 8/15/46	1,115	1,122,794
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	2,300	2,158,090
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,059,890
County of Muskingum OH (Genesis Health System Obligated Group) Series 2013 5.00%, 2/15/48	1,450	1,466,298

24	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40	$2,500	$2,501,325
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2010B 3.75%, 6/01/33	1,400	1,434,902
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	5,000	5,164,200

		22,165,653

Oklahoma – 0.2%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,125	1,197,979

Oregon – 0.1%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19	535	568,325

Pennsylvania – 4.9%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	230	243,887
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	10,045,583
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,399,236
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	191,038
Series 2012 5.25%, 1/01/41	1,000	1,023,150
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	200	228,924

AB MUNICIPAL INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30	$1,040	$1,050,587
5.25%, 1/01/40	4,740	4,726,775
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	5,135	5,098,695
Norristown Area School District COP Series 2012 5.00%, 4/01/32	100	104,450
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	272,293
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,716,941
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,042,873
Pennsylvania Economic Development Financing Authority (Talen Energy Supply LLC) Series 2015A 6.40%, 12/01/38	3,500	3,657,920
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2015B 4.00%, 3/15/45	1,000	977,960
Pennsylvania Turnpike Commission Series 2013A 5.00%, 12/01/43	4,000	4,295,240

		38,075,552

Puerto Rico – 0.4%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	3,045	2,801,431

26	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	$335	$284,321

		3,085,752

Rhode Island – 0.5%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	3,150	3,725,127

South Carolina – 0.3%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	1,000	1,005,580
5.125%, 5/01/48	1,000	1,005,860
South Carolina State Public Service Authority AMBAC Series 2007A 5.00%, 1/01/32 (Pre-refunded/ETM)	400	420,760

		2,432,200

Tennessee – 0.9%
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	4,890	5,225,503
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.25%, 12/01/42	1,000	1,014,110
5.375%, 12/01/47	800	814,320

		7,053,933

Texas – 10.2%
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	120	139,572
Series 2013 5.00%, 1/01/42	3,500	3,702,405
Central Texas Turnpike System Series 2015C 5.00%, 8/15/42	6,800	7,319,792

AB MUNICIPAL INCOME SHARES •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	$1,965	$2,244,718
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,334,109
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,137,851
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	553,172
Series 2013 6.00%, 8/15/43	1,000	1,143,300
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(e)	1,150	1,169,780
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,601,520
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,320,289
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	400	472,336
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	1,700	1,689,596
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	295,890
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	10,010,535
Series 2015A 5.00%, 1/01/35	7,000	7,770,000
Series 2015B 5.00%, 1/01/34	3,500	3,922,730
Red River Health Facilities Development Corp. (MRC Crestview) Series 2011A 8.00%, 11/15/46	1,790	2,042,587

28	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	$1,315	$1,521,310
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,818,300
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	2,180	2,356,624
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	210,180
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,226,120
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44	3,325	3,321,983
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	1,065	1,103,681
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,211,260
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	780,490
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	233,656

AB MUNICIPAL INCOME SHARES •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	$3,600	$4,386,312
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	1,200	1,360,836
7.125%, 1/01/46	2,430	2,709,887
Viridian Municipal Management District Series 2011 9.00%, 12/01/37	75	90,395

		79,201,216

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	95	103,035
Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)	100	121,553
Utah Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	100	115,307
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	109,893

		449,788

Vermont – 0.0%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	203,722

Virginia – 1.9%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(a)	1,000	1,003,600
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,030	1,052,557

30	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	$300	$316,914
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	1,978,245
Tobacco Settlement Financing Corp/VA Series 2007B1 5.00%, 6/01/47	6,790	5,104,858
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(b)	550	646,118
Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(a)	1,000	1,035,170
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,871,412

		15,008,874

Washington – 2.9%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/30	2,235	2,238,420
Port of Seattle WA Series 2015C 5.00%, 4/01/33	5,035	5,543,787
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	1,000	1,085,390
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	3,350	3,647,312
Washington St GO 5.00%, 7/01/24(b)	1,000	1,164,730
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	2,650	2,792,994

AB MUNICIPAL INCOME SHARES •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	$3,215	$3,617,904
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	2,265	2,131,176

		22,221,713

West Virginia – 0.3%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,355,024

Wisconsin – 1.0%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,624,432
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(a)	1,250	1,243,900
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,000	1,055,440
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(a)	545	549,605

		7,473,377

Total Long-Term Municipal Bonds (cost $731,842,782)		759,782,624

SHORT-TERM MUNICIPAL NOTES – 0.5%
Wyoming – 0.5%
County of Lincoln WY (Exxon Capital Ventures, Inc.) Series 1987C 0.01%, 7/01/17(i) (cost $3,480,000)	3,480	3,480,000

Total Municipal Obligations (cost $735,322,782)		763,262,624

32	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.13%(j)(k) (cost $24,863,536)	24,863,536	$24,863,536

Total Investments – 101.7% (cost $760,186,318)		788,126,160
Other assets less liabilities – (1.7)%		(12,851,524)

Net Assets – 100.0%		$775,274,636

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.59%	$23,635	$1,498,584	$326,707

*	Termination date

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$3,600	9/15/20	1.455%	CPI#	$(3,541)
JPMorgan Chase Bank, NA	3,600	9/04/20	1.465	CPI#	(5,605)

					$(9,146)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI). INTEREST RATE SWAPS (see Note C)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$13,000	9/22/21	1.103%	SIFMA*	$(62,905)
JPMorgan Chase Bank, NA	11,000	9/03/22	1.319	SIFMA*	(136,316)

					$(199,221)

AB MUNICIPAL INCOME SHARES •	33

Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $44,649,193 or 5.8% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(c)	Illiquid security.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

(e)	When-Issued or delayed delivery security.

(f)	Security is in default and is non-income producing.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2015 and the aggregate market value of these securities amounted to $6,568,719 or 0.85% of net assets.

(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

INTRCONX – Inter-Continental Exchange

NATL – National Interstate Corporation

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

34	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $735,322,782)	$763,262,624
Affiliated issuers (cost $24,863,536)	24,863,536
Cash collateral due from broker	1,282,387
Interest receivable	11,179,113
Receivable for shares of beneficial interest sold	2,049,081
Receivable for investment securities sold	917,000

Total assets	803,553,741

Liabilities
Due to custodian	529,184
Payable for investment securities purchased	18,351,582
Payable for floating rate notes issued*	5,265,000
Dividends payable	2,980,820
Payable for variation margin on exchange-traded derivatives	781,168
Unrealized depreciation on interest rate swaps	199,221
Payable for shares of beneficial interest redeemed	145,789
Unrealized depreciation on inflation swaps	9,146
Other liabilities	17,195

Total liabilities	28,279,105

Net Assets	$775,274,636

Composition of Net Assets
Shares of beneficial interest, at par	$695
Additional paid-in capital	756,178,450
Distributions in excess of net investment income	(381,978)
Accumulated net realized loss on investment transactions	(8,580,713)
Net unrealized appreciation on investments	28,058,182

$775,274,636

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 69,472,753 common shares outstanding)	$11.16

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2015 (unaudited)

Investment Income
Interest	$15,512,056
Dividends—Affiliated issuers	7,869	$15,519,925

Expenses
Interest expense	20,596

Total expenses		20,596

Net investment income		15,499,329

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		337,723
Swaps		(2,541)
Net change in unrealized appreciation/depreciation of:
Investments		2,586,338
Swaps		(112,344)

Net gain on investment transactions		2,809,176

Net Increase in Net Assets from Operations		$18,308,505

See notes to financial statements.

36	• AB MUNICIPAL INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,499,329	$22,847,190
Net realized gain (loss) on investment transactions	335,182	(2,350,558)
Net change in unrealized appreciation/depreciation of investments	2,473,994	21,934,385

Net increase in net assets from operations	18,308,505	42,431,017
Dividends to Shareholders from
Net investment income	(15,910,656)	(23,167,660)
Transactions in Shares of Beneficial Interest
Net increase	138,210,191	233,735,649

Total increase	140,608,040	252,999,006
Net Assets
Beginning of period	634,666,596	381,667,590

End of period (including distributions in excess of net investment income and undistributed net investment income of ($381,978) and $29,349, respectively)	$775,274,636	$634,666,596

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	37

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended October 31, 2015 (unaudited)

Net increase in net assets from operations			$18,308,505

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(2,126,232)
Decrease in receivable for investments sold	1,246,625
Net accretion of bond discount and amortization of bond premium	1,388,416
Increase in payable for investments purchased	18,351,582
Increase in other liabilities	1,020
Increase in cash collateral due from broker	(148,930)
Purchases of long-term investments	(210,579,564)
Purchases of short-term investments	(163,684,717)
Proceeds from disposition of long-term investments	38,390,581
Proceeds from disposition of short-term investments	174,716,470
Payments on swaps, net	(3,171)
Proceeds for exchange-traded derivatives settlements	822,033
Net realized gain on investment transactions	(335,182)
Net change in unrealized appreciation/depreciation on investment transactions	(2,473,994)

Total adjustments			(144,435,063)

Net decrease in cash from operating activities			$(126,126,558)

Financing Activities:
Subscriptions in shares of beneficial interest, net	141,138,876
Increase in due to custodian	486,175
Cash dividends paid	(15,218,493)
Decrease in payable for floating rate notes issued	(280,000)

Net increase in cash from financing activities			126,126,558

Net increase in cash			– 0	–
Net change in cash
Cash at beginning of period			– 0	–

Cash at end of period		$	– 0	–

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$20,596

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

38	• AB MUNICIPAL INCOME SHARES

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. Prior to January 20, 2015, the Trust was known as AllianceBernstein Corporate Shares. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares (the “Portfolio”) and AB Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares. Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official

AB MUNICIPAL INCOME SHARES •	39

Notes to Financial Statements

Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the

40	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB MUNICIPAL INCOME SHARES •	41

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Long-Term Municipal Bonds
Alaska	$	– 0	–	$	– 0	–	$114,130		$114,130
Arizona		– 0	–		5,594,801		5,163,741		10,758,542
California		– 0	–		40,899,772		18,911,089		59,810,861
Colorado		– 0	–		14,567,128		2,541,115		17,108,243
Florida		– 0	–		77,142,554		13,049,276		90,191,830
Idaho		– 0	–		235,232		2,144,874		2,380,106
Illinois		– 0	–		75,745,898		16,246,304		91,992,202
Kentucky		– 0	–		19,480,889		7,786,899		27,267,788
Louisiana		– 0	–		4,507,234		6,428,126		10,935,360
Maryland		– 0	–		3,601,528		1,146,308		4,747,836
Massachusetts		– 0	–		3,488,691		2,055,074		5,543,765
Michigan		– 0	–		39,232,482		2,287,644		41,520,126
New Jersey		– 0	–		56,782,107		3,678,804		60,460,911
New York		– 0	–		50,591,678		9,167,915		59,759,593
North Carolina		– 0	–		– 0	–	4,116,925		4,116,925
Ohio		– 0	–		17,506,238		4,659,415		22,165,653
Oklahoma		– 0	–		– 0	–	1,197,979		1,197,979
Oregon		– 0	–		– 0	–	568,325		568,325
Pennsylvania		– 0	–		25,985,307		12,090,245		38,075,552
Rhode Island		– 0	–		– 0	–	3,725,127		3,725,127
South Carolina		– 0	–		420,760		2,011,440		2,432,200
Tennessee		– 0	–		5,225,503		1,828,430		7,053,933
Texas		– 0	–		62,938,218		16,262,998		79,201,216
Utah		– 0	–		109,893		339,895		449,788
Vermont		– 0	–		– 0	–	203,722		203,722
Virginia		– 0	–		10,974,472		4,034,402		15,008,874
Washington		– 0	–		11,441,219		10,780,494		22,221,713
Wisconsin		– 0	–		6,417,937		1,055,440		7,473,377
Other		– 0	–		73,296,947		– 0	–	73,296,947
Short-Term Municipal Notes		– 0	–		3,480,000		– 0	–	3,480,000
Short-Term Investments		24,863,536			– 0	–	– 0	–	24,863,536

Total Investments in Securities		24,863,536			609,666,488		153,596,136		788,126,160
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–		326,707		– 0	–	326,707 #
Liabilities:
Inflation (CPI) Swaps		– 0	–		(9,146)		– 0	–	(9,146)
Interest Rate Swaps		– 0	–		(199,221)		– 0	–	(199,221)

Total+		$24,863,536			$609,784,828		$153,596,136		$788,244,500

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

42	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds	Total
Balance as of 4/30/15	$122,712,395	$122,712,395
Accrued discounts/(premiums)	(25,572)	(25,572)
Realized gain (loss)	103,118	103,118
Change in unrealized appreciation/depreciation	(501,343)	(501,343)
Purchases	43,094,614	43,094,614
Sales	(9,210,564)	(9,210,564)
Transfers in to Level 3	1,095,810	1,095,810
Transfers out of Level 3	(3,672,322)	(3,672,322)

Balance as of 10/31/15	$153,596,136	$153,596,136 +

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$(269,600)	$(269,600)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of October 31, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic

AB MUNICIPAL INCOME SHARES •	43

Notes to Financial Statements

vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in

44	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2015 is as follows:

Market Value April 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$3,807	$157,853	$136,796	$24,864	$8

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$210,579,564		$38,392,098
U.S. government securities	– 0	–	– 0	–

AB MUNICIPAL INCOME SHARES •	45

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$30,182,486
Gross unrealized depreciation	(2,242,644)

Net unrealized appreciation	$27,939,842

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of

46	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB MUNICIPAL INCOME SHARES •	47

Notes to Financial Statements

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2015, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended October 31, 2015, the Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

48	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB MUNICIPAL INCOME SHARES •	49

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$326,707	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	$199,221

Interest rate contracts				Unrealized depreciation on inflation swaps	9,146

Total		$326,707			$208,367

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

50	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,911)	$(208,367)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(630)	96,023

Total		$(2,541)	$(112,344)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended October 31, 2015:

Interest Rate Swaps:
Average notional amount	$24,000,000	(a)
Inflation Swaps:
Average notional amount	$7,200,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$23,413,609

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$781,168	$	– 0	–	$781,168	$	– 0	–	$	– 0	–

Total	$781,168	$	– 0	–	$781,168	$	– 0	–	$	– 0	–

AB MUNICIPAL INCOME SHARES •	51

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$62,905	$	– 0	–	$	– 0	–	$	– 0	–	$62,905
Citibank, NA	3,541		– 0	–		– 0	–		– 0	–	3,541
JPMorgan Chase Bank, NA	141,921		– 0	–		– 0	–		– 0	–	141,921

Total	$208,367	$	– 0	–	$	– 0	–	$	– 0	–	$208,367	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015

Class A
Shares sold	19,032,789	28,246,209	$210,097,717	$312,777,509

Shares redeemed	(6,517,787)	(7,159,367)	(71,887,526)	(79,041,860)

Net increase	12,515,002	21,086,842	$138,210,191	$233,735,649

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Portfolio invests

52	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income

AB MUNICIPAL INCOME SHARES •	53

Notes to Financial Statements

and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the

54	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$754,583		$113,917
Long-term capital gains	– 0	–	27,570

Total taxable distributions	754,583		141,487
Tax-exempt distributions	22,413,077		13,640,346

Total distributions paid	$23,167,660		$13,781,833

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,548,690
Accumulated capital and other losses	(8,832,746	)(a)
Unrealized appreciation/(depreciation)	25,270,355	(b)

Total accumulated earnings/(deficit)	$18,986,299	(c)

(a)	As of April 30, 2015, the Portfolio had a net capital loss carryforward of $8,832,746.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Portfolio had a net short-term capital loss carryforward of $5,835,285 and a net long-term carryforward of $2,997,461 which may be carried forward for an indefinite period.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash.

AB MUNICIPAL INCOME SHARES •	55

Notes to Financial Statements

The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At October 31, 2015, the amount of the Fund’s Floating Rate Notes outstanding was $5,265,000 and the related interest rate was 0.02%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

56	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30,	September 1, 2010(a) to April 30, 2011
2015	2014	2013	2012

Net asset value, beginning of period	$ 11.14	$ 10.64	$ 11.22	$ 10.50	$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.24	.51	.52	.47	.59	.32
Net realized and unrealized gain (loss) on investment transactions	.03	.51	(.59)	.77†	1.27	(.77)

Net increase (decrease) in net asset value from operations	.27	1.02	(.07)	1.24	1.86	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.52)	(.51)	(.52)	(.60)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.52)	(.51)	(.52)	(.60)	(.31)

Net asset value, end of period	$ 11.16	$ 11.14	$ 10.64	$ 11.22	$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(d)	2.47%	9.73%	(.28)%	11.98%	20.74%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$775,275	$634,667	$381,668	$205,258	$17,606	$9,419
Ratio to average net assets of:
Expenses(e)	.01	%^	.01%	.01%	.03%	.05%	.02	%^
Net investment income	4.38	%^	4.62%	5.03%	4.41%	6.06%	5.03	%^
Portfolio turnover rate	6%	10%	29%	7%	17%	14%

See footnote summary on page 58.

AB MUNICIPAL INCOME SHARES •	57

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

58	• AB MUNICIPAL INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2) , Vice President Wayne D. Godlin(2) , Vice President	Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

AB MUNICIPAL INCOME SHARES •	59

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Corporate Shares (the “Trust”) with respect to AB Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

60	• AB MUNICIPAL INCOME SHARES

investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	9/30/15 Net Assets ($MM)
Municipal Income Shares	$739.0

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Municipal Income Shares.

AB MUNICIPAL INCOME SHARES •	61

2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages AB High Income Municipal Portfolio (“High Income Municipal Portfolio”), a retail mutual fund that has a somewhat similar investment style as the Portfolio. Set forth in the table below are the advisory fee schedule of High Income Municipal Portfolio and what would have been the

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

62	• AB MUNICIPAL INCOME SHARES

effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	AB Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	High Income Municipal Portfolio	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.6,7,8 Each peer selected by Broadridge had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.9

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participate in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Fund’s EG peers includes two BBB-rated Corporate Debt (“BBB”) funds, three Multi-Sector Income (“MSI”) fund, one Short-Intermediate Investment Grade Debt (“SII”) fund, four General Bond (“GB”) funds, two Core Bond (“IID”) funds, one General & Insured Municipal Debt (“GM”) fund, one Inflation-Protected Bond (“IUT”) fund, two Global Income (“GLI”) funds and one Intermediate Municipal Debt (“IMD”) fund. The Fund is classified by Lipper as a High Yield Municipal Debt Fund (“HM”).

8	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classifications/objectives continued to be determined by Lipper.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

AB MUNICIPAL INCOME SHARES •	63

their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2014, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent

64	• AB MUNICIPAL INCOME SHARES

consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB MUNICIPAL INCOME SHARES •	65

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Broadridge, shows the 1 and 3 year gross performance returns and rankings of the Portfolio relative to its Broadridge Performance Universe (“PU”)13 for the period ended July 31, 2015:14

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
1 Year	6.85	6.69	18/38
3 Year	5.39	4.79	5/26

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income	6.81	5.35	7.32	6.58	0.81	3
Shares
Barclays Capital	3.56	2.81	3.99	3.55	0.77	3
Municipal Bond Index
Inception Date: September 1, 2010

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

14	The performance returns of the Portfolio were provided Broadridge.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	• AB MUNICIPAL INCOME SHARES

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

AB MUNICIPAL INCOME SHARES •	67

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

68	• AB MUNICIPAL INCOME SHARES

AB Family of Funds

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0152-1015

OCT    10.31.15

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 11, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2015. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Taxable Multi-Sector Income Shares to AB Taxable Multi-Sector Income Shares.

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may also invest in mortgage-related and other asset-backed securities,

loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and

AB TAXABLE MULTI-SECTOR INCOME SHARES •	1

sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2015.

The Fund outperformed its benchmark for the six-month period, yet underperformed for the 12-month period. Sector positioning detracted for both periods, specifically the Fund’s overweight to basic materials, relative to the benchmark. For the six-month period an underweight to agencies detracted; for the 12-month period, an overweight to inflation-linked securities and Treasuries detracted. Security selection was relatively flat for the six-month period, and contributed for the 12-month period, specifically selection within commercial mortgage-backed securities, consumer non-cyclicals and insurance. Yield-curve positioning detracted for both periods, mainly from positioning on the two-year part of the curve.

Derivatives in the form of credit default swaps and inflation swaps for investment purposes and interest rate swaps for hedging purposes had an immaterial impact on absolute performance during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income market, specifically within the energy and commodities sectors.

2	• AB TAXABLE MULTI-SECTOR INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays US Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAXABLE MULTI-SECTOR INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Taxable Multi-Sector Income Shares	0.19%	0.93%

Barclays US Aggregate ex-Government Bond Index	-0.38%	1.70%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
NAV Returns

1 Year	0.93%
5 Years	2.33%
Since Inception*	2.41%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns

1 Year	1.05%
5 Years	2.47%
Since Inception*	2.43%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	5

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,001.90	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.14	$	– 0 –	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

6	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $72.4

*	All data are as of October 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB TAXABLE MULTI-SECTOR INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 53.6%
Industrial – 32.3%
Basic – 3.1%
BHP Billiton Finance USA Ltd. 1.875%, 11/21/16	$425	$428,591
Ecolab, Inc. 3.00%, 12/08/16	420	428,656
Freeport-McMoRan, Inc. 2.30%, 11/14/17	430	404,200
Glencore Funding LLC 2.125%, 4/16/18(a)	435	379,537
Monsanto Co. 0.511%, 11/07/16(b)	130	129,504
PPG Industries, Inc. 6.65%, 3/15/18	59	65,438
Rio Tinto Finance USA PLC 1.375%, 6/17/16	425	425,702

		2,261,628

Capital Goods – 2.5%
Boeing Co. (The) 1.65%, 10/30/20	500	490,951
Caterpillar Financial Services Corp. Series G 2.05%, 8/01/16	425	429,275
John Deere Capital Corp. 1.60%, 7/13/18	455	456,854
Republic Services, Inc. 3.80%, 5/15/18	410	428,635

		1,805,715

Communications - Media – 2.3%
CBS Corp. 1.95%, 7/01/17	425	427,512
McGraw Hill Financial, Inc. 2.50%, 8/15/18(a)	565	569,713
NBCUniversal Enterprise, Inc. 0.858%, 4/15/16(a)(b)	270	270,304
Time Warner Cable, Inc. 5.85%, 5/01/17	400	421,806

		1,689,335

Communications - Telecommunications – 3.6%
American Tower Corp. 2.80%, 6/01/20	440	436,724
AT&T, Inc. 1.40%, 12/01/17	435	434,170
British Telecommunications PLC 1.625%, 6/28/16	425	426,678

8	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	$425	$428,935
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.40%, 3/15/17	425	430,552
Verizon Communications, Inc. 2.00%, 11/01/16	425	428,998

		2,586,057

Consumer Cyclical - Automotive – 3.8%
Daimler Finance North America LLC 1.65%, 3/02/18(a)	430	427,416
Ford Motor Credit Co. LLC 2.145%, 1/09/18	500	500,059
2.551%, 10/05/18	200	200,444
General Motors Financial Co., Inc. 3.25%, 5/15/18	600	607,293
Harley-Davidson Financial Services, Inc. 2.15%, 2/26/20(a)	435	430,445
Volkswagen International Finance NV 1.125%, 11/18/16(a)	600	590,708

		2,756,365

Consumer Cyclical - Retailers – 1.2%
CVS Health Corp. 1.90%, 7/20/18	455	458,463
Walgreens Boots Alliance, Inc. 1.75%, 11/17/17	430	429,684

		888,147

Consumer Non-Cyclical – 8.3%
AbbVie, Inc. 1.75%, 11/06/17	265	267,514
1.80%, 5/14/18	165	165,132
Actavis Funding SCS 2.35%, 3/12/18	200	200,957
Allergan, Inc./United States 1.35%, 3/15/18	401	394,732
Amgen, Inc. 2.125%, 5/15/17	425	430,519
Baxalta, Inc. 2.00%, 6/22/18(a)	448	446,755
Bayer US Finance LLC 1.50%, 10/06/17(a)	430	431,527
Becton Dickinson and Co. 2.675%, 12/15/19	425	429,825
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	420	424,178
Coca-Cola Co. (The) 0.875%, 10/27/17	530	528,921

AB TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Express Scripts Holding Co. 2.65%, 2/15/17	$420	$425,880
Kraft Heinz Foods Co. 2.00%, 7/02/18(a)	485	486,437
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	429,166
Medco Health Solutions, Inc. 7.125%, 3/15/18	135	150,784
PepsiCo, Inc. 1.25%, 4/30/18	435	434,823
Series 1 1.00%, 10/13/17	222	221,566
Whirlpool Corp. 1.35%, 3/01/17	138	137,963

		6,006,679

Energy – 3.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16	405	419,899
ConocoPhillips Co. 1.50%, 5/15/18	431	430,658
Energy Transfer Partners LP 2.50%, 6/15/18	450	444,836
Enterprise Products Operating LLC 1.65%, 5/07/18	435	431,640
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	421,664
Marathon Petroleum Corp. 3.50%, 3/01/16	419	422,521

		2,571,218

Technology – 3.9%
Apple, Inc. 1.00%, 5/03/18	435	433,760
Cisco Systems, Inc. 0.614%, 3/03/17(b)	430	430,194
Hewlett Packard Enterprise Co. 2.85%, 10/05/18(a)	610	611,283
KLA-Tencor Corp. 2.375%, 11/01/17	425	427,749
QUALCOMM, Inc. 1.40%, 5/18/18	435	433,035
Xerox Corp. 2.95%, 3/15/17	510	515,231

		2,851,252

		23,416,396

10	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 20.5%
Banking – 18.6%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	$470	$476,129
American Express Credit Corp. 1.55%, 9/22/17	432	432,725
1.875%, 11/05/18	105	105,055
Bank of America Corp. Series L 1.95%, 5/12/18	430	431,274
5.65%, 5/01/18	140	152,305
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) 1.70%, 3/05/18(a)	430	427,577
BB&T Corp. 2.05%, 6/19/18	425	428,406
Capital One Bank USA NA 1.15%, 11/21/16	430	428,653
Capital One Financial Corp. 2.45%, 4/24/19	430	430,398
Capital One NA/Mclean VA 2.35%, 8/17/18	250	251,185
Citigroup, Inc. 1.35%, 3/10/17	85	84,937
1.85%, 11/24/17	185	185,561
2.15%, 7/30/18	140	140,528
2.50%, 7/29/19	175	175,956
2.65%, 10/26/20	115	114,777
Discover Bank/Greenwood DE 2.60%, 11/13/18	570	573,125
Fifth Third Bancorp 3.625%, 1/25/16	515	518,436
Fifth Third Bank/Cincinnati OH 2.15%, 8/20/18	560	563,989
Goldman Sachs Group, Inc. (The) 6.15%, 4/01/18	650	715,528
HSBC USA, Inc. 0.654%, 11/13/17(b)	430	426,891
Huntington National Bank (The) 2.00%, 6/30/18	475	475,158
JPMorgan Chase & Co. 0.841%, 2/15/17(b)	430	429,821
KeyBank NA/Cleveland OH 1.70%, 6/01/18	575	574,222
Manufacturers & Traders Trust Co. 1.45%, 3/07/18	565	560,524
Mizuho Bank Ltd. 0.747%, 4/16/17(a)(b)	430	428,290

AB TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 1.75%, 2/25/16	$125	$125,444
1.875%, 1/05/18	300	301,530
Series G 6.625%, 4/01/18	280	311,042
PNC Bank NA 1.50%, 2/23/18	425	424,596
Regions Bank/Birmingham AL 2.25%, 9/14/18	475	476,612
Royal Bank of Canada 0.646%, 1/23/17(b)	430	429,917
SunTrust Banks, Inc. 3.60%, 4/15/16	420	424,325
UBS AG/Stamford CT 1.375%, 8/14/17	475	474,057
US Bancorp 0.811%, 11/15/18(b)	130	130,035
US Bank NA/Cincinnati OH 1.375%, 9/11/17	430	431,084
Wells Fargo & Co. 1.15%, 6/02/17	430	430,314

		13,490,406

Insurance – 0.5%
Humana, Inc. 7.20%, 6/15/18	300	339,049

REITS – 1.4%
Simon Property Group LP 2.50%, 9/01/20	560	564,098
Welltower, Inc. 3.625%, 3/15/16	197	199,007
4.70%, 9/15/17	215	225,912

		989,017

		14,818,472

Utility – 0.8%
Electric – 0.8%
Dominion Resources, Inc./VA 1.95%, 8/15/16	425	427,493
Exelon Generation Co. LLC 2.95%, 1/15/20	130	130,504

		557,997

Total Corporates – Investment Grade (cost $38,876,912)		38,792,865

12	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 20.4%
Autos - Fixed Rate – 11.5%
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20	$1,000	$999,951
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	839	836,445
GM Financial Automobile Leasing Trust Series 2015-3, Class A3 1.69%, 3/20/19	650	648,624
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	486	484,342
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20	812	813,487
Honda Auto Receivables Owner Trust 0.92%, 11/20/17	1,000	1,000,394
Series 2015-4, Class A3 1.23%, 9/23/19	727	726,902
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	660	660,258
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17	503	503,000
Santander Drive Auto Receivables Trust Series 2015-4,Class A2A 1.20%, 12/17/18	487	486,601
Toyota Auto Receivables Owner Trust Series 2015-C,Class A2A 0.92%, 2/15/18	1,000	1,000,769
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)	147	146,952

		8,307,725

Credit Cards - Fixed Rate – 2.8%
Barclays Dryrock Issuance Trust Series 2015-4, Class A 1.72%, 8/16/21	1,000	999,777
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21	1,000	999,258

		1,999,035

AB TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 2.5%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.766%, 1/15/22(b)	$903	$894,344
GE Dealer Floorplan Master Note Trust Series 2015-1, Class A 0.694%, 1/20/20(b)	900	893,460

		1,787,804

Other ABS - Fixed Rate – 2.0%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)	924	924,127
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	553	553,647

		1,477,774

Credit Cards - Floating Rate – 1.6%
American Express Issuance Trust II Series 2013-1, Class A 0.476%, 2/15/19(b)	1,200	1,199,230

Total Asset-Backed Securities (cost $14,789,220)		14,771,568

GOVERNMENTS – TREASURIES – 11.7%
United States – 11.7%
U.S. Treasury Notes 0.625%, 7/31/17 (cost $8,498,832)	8,500	8,493,251

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.0%
Non-Agency Fixed Rate CMBS – 9.0%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	435	446,877
Commercial Mortgage Trust Series 2014-LC15, Class A2 2.84%, 4/10/47	440	450,941
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	767	752,374
Series 2014-GC20, Class A2 3.002%, 4/10/47	1,000	1,034,147
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	440	450,172

14	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013-C16, Class A2 3.07%, 12/15/46	$435	$449,483
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM 5.782%, 8/12/43	1,000	1,024,916
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A2 3.085%, 8/15/46	1,000	1,034,045
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45	445	446,039
WFRBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	430	446,104

		6,535,098

Non-Agency Floating Rate CMBS – 2.0%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.116%, 6/15/29(a)(b)	1,000	993,434
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.247%, 4/15/32(a)(b)	422	420,319

		1,413,753

Total Commercial Mortgage-Backed Securities (cost $8,005,449)		7,948,851

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.4%
Agency Fixed Rate – 2.0%
Federal Home Loan Mortgage Corp. REMICS Series 4029, Class LD 1.75%, 1/15/27	705	706,697
Series 4459, Class CA 5.00%, 12/15/34	674	710,799

		1,417,496

Non-Agency Floating Rate – 1.4%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.896%, 7/15/36(a)(b)	1,000	999,132

Total Collateralized Mortgage Obligations (cost $2,420,452)		2,416,628

AB TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(c)(d) (cost $76,652)	76,652	$76,652

Total Investments – 100.2% (cost $72,667,517)		72,499,815
Other assets less liabilities – (0.2)%		(127,645)

Net Assets – 100.0%		$72,372,170

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAIG Series 24, 5 Year Index, 06/20/20*	1.00%	0.79%	$1,850	$23,008	$1,585
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.79	1,300	15,005	7,380
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.79	650	7,502	1,667

				$45,515	$10,632

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME)	$7,300	7/23/17	3 Month LIBOR	0.943%	$39,871
Citigroup Global Markets, Inc./(CME)	3,000	7/23/20	1.800%	3 Month LIBOR	(62,683)

					$(22,812)

16	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $11,785,994 or 16.3% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $72,590,865)	$72,423,163
Affiliated issuers (cost $76,652)	76,652
Cash collateral due from broker	110,666
Receivable for shares of beneficial interest sold	828,858
Interest receivable	273,090

Total assets	73,712,429

Liabilities
Due to custodian	17,763
Payable for investment securities purchased	1,104,767
Payable for shares of beneficial interest redeemed	117,493
Dividends payable	96,195
Payable for variation margin on exchange-traded derivatives	4,041

Total liabilities	1,340,259

Net Assets	$72,372,170

Composition of Net Assets
Shares of beneficial interest, at par	$73
Additional paid-in capital	73,619,671
Distributions in excess of net investment income	(16,981)
Accumulated net realized loss on investment transactions	(1,050,711)
Net unrealized depreciation on investments	(179,882)

$72,372,170

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 7,303,935 common shares outstanding)	$9.91

See notes to financial statements.

18	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2015 (unaudited)

Investment Income
Interest	$553,533
Dividends—Affiliated issuers	659

Total investment income		$554,192

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(150,832)
Swaps		30,256
Net change in unrealized appreciation/depreciation of:
Investments		(385,673)
Swaps		(69,100)

Net loss on investment transactions		(575,349)

Net Decrease in Net Assets from Operations		$(21,157)

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$554,192	$1,241,717
Net realized gain (loss) on investment transactions	(120,576)	86,159
Net change in unrealized appreciation/depreciation of investments	(454,773)	153,536

Net increase (decrease) in net assets from operations	(21,157)	1,481,412
Dividends to Shareholders from
Net investment income	(568,774)	(1,603,900)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(44,625,776)	12,552,557

Total increase (decrease)	(45,215,707)	12,430,069
Net Assets
Beginning of period	117,587,877	105,157,808

End of period (including distributions in excess of net investment income of ($16,981) and ($2,399), respectively)	$72,372,170	$117,587,877

See notes to financial statements.

20	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. Prior to January 20, 2015, the Trust was known as AllianceBernstein Corporate Shares. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares. Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

AB TAXABLE MULTI-SECTOR INCOME SHARES •	21

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

22	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

AB TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$38,792,865		$	– 0	–	$38,792,865
Asset-Backed Securities		– 0	–	13,293,794			1,477,774		14,771,568
Governments – Treasuries		– 0	–	8,493,251			– 0	–	8,493,251
Commercial Mortgage-Backed Securities		– 0	–	6,923,935			1,024,916		7,948,851
Collateralized Mortgage Obligations		– 0	–	2,416,628			– 0	–	2,416,628
Short-Term Investments		76,652		– 0	–		– 0	–	76,652

Total Investments in Securities		76,652		69,920,473			2,502,690		72,499,815
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	10,632			– 0	–	10,632	#
Centrally Cleared Interest Rate Swaps		– 0	–	39,871			– 0	–	39,871	#
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(62,683)			– 0	–	(62,683	)#

Total^		$76,652		$69,908,293			$2,502,690		$72,487,635

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

24	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities			Total
Balance as of 4/30/15	$1,554,193		$	– 0	–	$1,554,193
Accrued discounts/(premiums)	22			(573)		(551)
Realized gain (loss)	4			(2,883)		(2,879)
Change in unrealized appreciation/depreciation	(112)			(15,546)		(15,658)
Purchases/Payups	– 0	–		1,638,655		1,638,655
Sales/Paydowns	(76,333)			(594,737)		(671,070)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/15	$1,477,774			$1,024,916		$2,502,690

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/15*	$(112)			$(15,546)		$(15,658)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and

AB TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The

26	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2015 is as follows:

Market Value April 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$ 438	$36,470	$36,831	$77	$1

Brokerage commissions paid on investment transactions for the six months ended October 31, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2015, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$32,988,727	$67,317,212
U.S. government securities	25,648,656	33,837,551

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$82,922
Gross unrealized depreciation	(250,624)

Net unrealized depreciation	$(167,702)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty

28	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2015, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended October 31, 2015, the Portfolio held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed

30	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master

AB TAXABLE MULTI-SECTOR INCOME SHARES •	31

Notes to Financial Statements

agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$39,871	*	Receivable/Payable for variation margin on exchange-traded derivatives	$62,683	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	10,632	*

Total		$50,503			$62,683

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

32	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(6,430)	$(25,488)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	36,686	(43,612)

Total		$30,256	$(69,100)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended October 31, 2015:

Inflation Swaps:
Average notional amount	$2,616,667	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,300,000	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$3,630,000	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$5,750,000	(d)

(a)	Positions were open for three months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for five months during the period.

(d)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	33

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$4,041	$	– 0	–	$(4,041)	$	– 0	–	$	– 0	–

Total	$4,041	$	– 0	–	$(4,041)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (unaudited)	Year Ended April 30, 2015

Class A
Shares sold	5,700,947	11,850,429	$56,597,671	$118,033,526

Shares redeemed	(10,193,046)	(10,606,563)	(101,223,447)	(105,480,969)

Net increase (decrease)	(4,492,099)	1,243,866	$(44,625,776)	$12,552,557

34	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in

AB TAXABLE MULTI-SECTOR INCOME SHARES •	35

Notes to Financial Statements

market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,603,900	$634,567

Total taxable distributions paid	$1,603,900	$634,567

36	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$181,820
Accumulated capital and other losses	(908,571	)(a)
Unrealized appreciation/(depreciation)	199,083	(b)

Total accumulated earnings/(deficit)	$(527,668	)(c)

(a)	As of April 30, 2015, the Portfolio had a net capital loss carryforward of $906,536. As of that date, the cumulative deferred loss on straddles was $2,035.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Portfolio had a net short-term capital loss carryforward of $905,818 and a net long-term capital loss carryforward of $718 which may be carried forward for an indefinite period.

NOTE G

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2015 (unaudited)		Year Ended April 30,							September 15, 2010(a) to April 30, 2011
			2015		2014		2013	2012

Net asset value, beginning of period	$ 9.97		$ 9.97		$ 9.97		$ 10.17	$ 10.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.08		.09		.10		.10	.32		.24
Net realized and unrealized gain (loss) on investment transactions	(.06)		.03		.02†		.15†	.08		.09

Net increase in net asset value from operations	.02		.12		.12		.25	.40		.33

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.12)		(.12)		(.14)	(.32)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	– 0	–	– 0	–

Total dividends and distributions	(.08)		(.12)		(.12)		(.45)	(.32)		(.24)

Net asset value, end of period	$ 9.91		$ 9.97		$ 9.97		$ 9.97	$ 10.17		$ 10.09

Total Return
Total investment return based on net asset value(c)	.19%		1.16%		1.22%		2.47%	4.05%		3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,372		$117,588		$105,158		$67,791	$10,174		$10,124
Ratio to average net assets of:
Net investment income	1.50	%^	.89%		1.04%		1.05%	3.17%		3.79	%^
Portfolio turnover rate	79%		109%		150%		66%	156%		10%

See footnote summary on page 39.

38	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	39

Financial Highlights

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

40	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Corporate Shares (the “Trust”) with respect to AB Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

AB TAXABLE MULTI-SECTOR INCOME SHARES •	41

fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2015 are set forth below:

Portfolio	9/30/15 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$61.2

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Taxable Multi-Sector Income Shares.

42	• AB TAXABLE MULTI-SECTOR INCOME SHARES

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio5. In addition to the AB Institutional fee schedule, set forth below are what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2015 net assets.6

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	43

Portfolio	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$61.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.347%	0.000%

The Adviser manages AB Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below are the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	AB Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below are SCB II’s advisory fee schedule and what would have been the effective fee of the Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2015 net assets:8

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	0.50% on 1st $1 billion 0.45% on the balance	0.500%

7	The advisory fee schedule of AB Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AB funds in each category having the same advisory fee schedule.

8	Although a part of the AB Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

9	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee.

44	• AB TAXABLE MULTI-SECTOR INCOME SHARES

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below are Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio[10]	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Portfolio.11 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Taxable Multi-Sector Income Shares	AB Multi-Sector Bond Open (Hedged/Unhedged)	0.40%

10	Sanford C. Bernstein Fund – Intermediate Duration Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fees by at least five basis points.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	45

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[12]	0.29% on first $100 million 0.20% thereafter	0.290%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.13,14 Each peer selected by Broadridge had a similar fee arrangement

12	The sub-advisory relationship is with an affiliate of the Adviser.

13	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

46	• AB TAXABLE MULTI-SECTOR INCOME SHARES

as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.15,16

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2014, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

15	Only zero fee no-load funds that participate in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG peers includes two BBB-rated Corporate Debt (“BBB”) funds, three Multi-Sector Income (“MSI”) fund, one Short-Intermediate Investment Grade Debt (“SII”) fund, four General Bond (“GB”) funds, two Core Bond (“IID”) funds, one General & Insured Municipal Debt (“GM”) fund, one Inflation-Protected Bond (“IUT”) fund, two Global Income (“GLI”) funds and one Intermediate Municipal Debt (“IMD”) fund. The Fund is classified by Lipper as IID.

16	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	47

ABI and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

48	• AB TAXABLE MULTI-SECTOR INCOME SHARES

two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Broadridge, shows the 1 and 3 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)20 for the period ended July 31, 2015:21

Taxable Multi-Sector Income Shares	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	0.96	1.72	54/85
3 Year	0.93	4.29	46/47

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

21	The performance returns of the Portfolio were provided Broadridge.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	49

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector	0.96	0.93	2.50	0.83	1.04	3
Income Shares
Barclays U.S. Aggregate ex Govt. Index	2.54	2.09	3.66	2.98	0.69	3
Inception Date: September 15, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

50	• AB TAXABLE MULTI-SECTOR INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	51

AB Family of Funds

NOTES

52	• AB TAXABLE MULTI-SECTOR INCOME SHARES

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0152-1015

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 21, 2015